                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                IMRGLOBAL CORP.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

Total IT Spending
--------------------------------------------------------------------------------

                                        [PYRAMID CHART]           [upward arrow]

               Tier 3                         30%
               Systems
           Architecture &
            Development

               Tier 2                         30%
            Application/
              Software                                               Gross
             Management                                             Margins

               Tier 1                         40%
           Infrastructure
            & Operations
              Services

o Worldwide annual IT spending: US$3.4-$4.0 Trillion

--------------------------------------------------------------------------------
                                                                               1
Source: Gartner
Dataquest

[CGI logo]                                                            [IMR logo]

Customers' Criteria
--------------------------------------------------------------------------------

o    Critical mass of professionals

o    Vertical industry knowledge

o    End-to-end IT capabilities

     o    Includes high-end consulting

o    Efficient delivery model

--------------------------------------------------------------------------------
                                                                               2

[CGI logo]                                                            [IMR logo]

CGI - IMRglobal Key Differentiators
--------------------------------------------------------------------------------

o    Number four player in North American IT services market

o    Meets all customers' criteria

o    Only industry player with:

     o    ISO 9001 & CMM Level 4 quality certification

     o    This specific low-cost delivery model

--------------------------------------------------------------------------------
                                                                               3

[CGI logo]                                                            [IMR logo]

CGI-IMRglobal: Market Driven Organization
--------------------------------------------------------------------------------
INDUSTRY FOCUS
--------------------------------------------------------------------------------

     Financial Services      Healthcare/Gov't        Commercial Services

                                  [BAR CHART]

                    Capital                                         Mfg. &
Insurance Banking   Markets  Healthcare Gov't   Utilities Retail Distribution

Common Delivery Model

Tier 3: Systems architecture & development/suite of solutions
Tier 2: Applications/software management
Tier 1: Infrastructure & operations services
--------------------------------------------------------------------------------
                                                                               4

[CGI logo]                                                            [IMR logo]

CGI-IMRglobal Growth Strategy
--------------------------------------------------------------------------------

REVENUE & PROFITABILITY GROWTH

     o    Leverage:

          o    US and European customer base

          o    Business knowledge in verticals

          o    Global presence & critical mass

          o    Low cost delivery model for worldwide operations

--------------------------------------------------------------------------------
                                                                               5

[CGI logo]                                                            [IMR logo]

Summary
--------------------------------------------------------------------------------

o    Merger is highly strategic and synergistic

o    Positions CGI as IT domain consolidator in the US and Europe

o    Positions CGI as backlog generator

o    Provides critical mass of professionals

--------------------------------------------------------------------------------
                                                                               6

[CGI logo]                                                            [IMR logo]

--------------------------------------------------------------------------------

                                Provides CGI-IMR
                             with Global Footprint
--------------------------------------------------------------------------------
                             Specific Focus in US -
                                World's Largest
                               Outsourcing Market

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Forward-Looking Information
--------------------------------------------------------------------------------

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance. We wish to inform you that actual events or results may differ materially. We disclaim any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Market Overview - IT Services Sector
--------------------------------------------------------------------------------

STRONG GROWTH

o    19% CAGR 2000-2004(*)

     -    CGI projects 5-10% in 2001

o    Clients outsource in order to:

     -    Focus on core competencies

     -    Achieve technology leadership - Mission
          critical strategic role of IT

     -    Reduce costs

     -    Hasten time to market

--------------------------------------------------------------------------------
*Source Gartner Group

[CGI logo]                                                            [IMR logo]

Key Trends - IT Outsourcing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Potential annual IT
US $ BILLIONS                                outsourcing market
--------------------------------------------------------------------------------
U.S.                                         $713

Europe                                       $661

Canada                                        $37
--------------------------------------------------------------------------------

* Source IDC, December 2000 (Excludes hardware, software and all IT spending already outsourced by organizations)

[CGI logo]                                                            [IMR logo]

Business Processing
--------------------------------------------------------------------------------

ACTIVITIES

o    One of fastest growing segments
                                                         [PHOTO]
o    Projected growth of 30% annually*

--------------------------------------------------------------------------------
*Source: IDC

[CGI logo]                                                            [IMR logo]

Market Overview - IT Services Sector

o    Clients' IT provider selection criteria:

     -    Vertical market knowledge

     -    High end consulting

     -    End-to-end IT services

     -    Critical mass

     -    Quality

     -    Cost competitiveness - particularly during economic slowdown

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Well Positioned
--------------------------------------------------------------------------------

o Increased critical mass positions CGI as significant player in large IT outsourcing market in the US

o    Strong cross selling opportunities in the US and Europe

     -    Little overlap of client lists

     -    Global 2000 clients

o Strengthened expertise in vertical markets, notably financial services and fast growing healthcare industry in the US

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Well Positioned
--------------------------------------------------------------------------------

o    Low cost remote delivery model

     -    Major capabilities for applications development and maintenance

     -    Will leverage Canadian data centres for full IT outsourcing in the US

o Quality methodology - ISO 9001 certified throughout CGI and SEI CMM level 4 in India

o    Strong management and IT professionals

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

CGI-IMR: A North American Player...
--------------------------------------------------------------------------------

                    [MAP OF NORTH AMERICA SHOWING LOCATIONS]

Edmonton
Vancouver
Calgary
Regina
Saguenay
Charlottetown
Seattle
Winnipeg
Quebec City
Fredericton
Montreal
Halifax
Minneapolis
Ottawa
Saint John
Toronto
Boston
Detroit
Albany
New York
Lincoln, Ne
Chicago
Washington, DC
San Francisco
Kansas City
Cleveland
Denver
Cincinnati
Los Angeles
Nashville
Atlanta
Dallas
Jacksonville
Houston
Clearwater

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

 ...With a Global Reach
--------------------------------------------------------------------------------

o Close to 13,000 employees in more than 60 offices in 24 countries, serving more than 3,000 clients


                         [WORLD MAP SHOWING LOCATIONS]

Scandinavian Countries
United Kingdom
Canada
Ireland
Germany
Spain
France
Portugal
Japan
Tunisia
United States
India
Saudi Arabia
Mexico
Colombia
Brazil
Uruguay
Australia


--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Critical Mass

NUMBER OF EMPLOYEES
--------------------------------------------------------------------------------

('000s of employees)

                                  [BAR CHART]

     13.0         20.0         9.0          60.0        121.0          7.5
  ----------   ----------   ----------   ----------   ----------   ----------
  CGI - Post      ACS          AMSY         CSC          EDS           PER
   Merger

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

CGI Profile
--------------------------------------------------------------------------------

o Largest independent IT services provider in Canada; among the largest in North America

o    Tier 1, 2 and 3 IT services

o    Fiscal 2000 revenue: US$957 million

o    Backlog generator

     -    Order backlog: US$4.6 billion (CDN$7 billion)

o    10,000 employees & 2,500+ clients

o    40+ locations in 20 countries; mainly the US, UK and Europe

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

CGI Profile
--------------------------------------------------------------------------------

HIGHER VALUE ADDED SERVICES


       CONTRACT TYPE                                        PRACTICES

        [PIE CHART]                                         [PIE CHART]

          Systems                                         Systems planning,
        integration                                         architecture,
            23%                                             development &
                                                            maintenance
                                                                75%
        Consulting
        (per diem)                                              IT
            15%                                            infrastructure
                                                             & networks
                                                                25%
Management of IT & business
  functions (outsourcing)
           62%

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

CGI Profile
--------------------------------------------------------------------------------

HIGHER VALUE ADDED IT SERVICES

--------------------------------------------------------------------------------
"Many new e-business consultants do not have the `heavy lifting skills' to handle complex development and integration of infrastructure applications and data across multiple sites in a global corporation... A more established services provider such as the Big 5 and CGI, with the requisite `heavy lifting skills' will provide the more complex services..." - Gartner

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

IMRglobal Profile

o    Premier provider of Tier 2 and 3 IT solutions

o    34 business units in 7 countries

o Remote, low cost IT delivery capability in Bangalore and Mumbai, India

o    Fiscal 2000 revenue: US$256.2 million

o    2,750 IT professionals

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Merger Synergies
--------------------------------------------------------------------------------

o    Revenue Enhancement

     - Global cross-selling opportunities maximized by limited client overlap in vertical markets

     - Leverage critical mass and existing infrastructure for full IT outsourcing in the US

     -    Broader service & solution offerings

o    Margin Expansion

     -    Low cost remote delivery capability

     -    Cost efficiencies

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Vertical Market Expertise
--------------------------------------------------------------------------------

INCREASED DEPTH AND BREADTH POST MERGER

                                  [PIE CHART]

                       Manufacturing-Retail-Distribution
                                       21%

                                   Healthcare
                                  & Government
                                      12%

                               Financial Services
                                      31%

                                    Telecom
                                      36%

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Broad Client Base

TELECOMMUNICATIONS
--------------------------------------------------------------------------------

         [CGI logo]                                           [IMR logo]

Sprint PCS
Videotron
AT&T Local
Nortel
Cable & Wireless
GTE
Hong Kong Tel
Telebras
Bell Canada

--------------------------------------------------------------------------------

Broad Client Base

FINANCIAL SERVICES
--------------------------------------------------------------------------------

         [CGI LOGO]                                   [IMR LOGO]

Desjardins & credit unions              John Hancock
Interac Association                     Peracon (BVNE)
Fidelity Investments                    Pearl Assurance
RBC Dominion Securities                 CGU
H&R Block                               Sakura Securities
ALLIANZ                                 Dresdner Kleinwort Benson
Canada Life Casualty                    AXA
The Cooperators                         Barclays Retail Financial Services
AXA                                     American Express
Sun Life                                Prudential
Premier Insurance

--------------------------------------------------------------------------------

Broad Client Base

MANUFACTURING-DISTRIBUTION-RETAIL
--------------------------------------------------------------------------------

         [CGI LOGO]                                    [IMR LOGO]

Alcan                                   Michelin
Stelco                                  Blockbuster Entertainment
Molson Breweries                        Target (Dayton Hudson)
Air Canada                              Saur
Canadian Tire                           Fingerhut
Compaq                                  Arrow Electronics
Cargill                                 Dow Corning
Nestle                                  Goodyear Tires
BF Goodrich                             Winn Dixie
                                        Renault

--------------------------------------------------------------------------------

Broad Client Base

HEALTHCARE & GOVERNMENT
--------------------------------------------------------------------------------

         [CGI LOGO]                                [IMR LOGO]

State of New York                       Medical Mutual of Ohio
Canadian Federal Departments            Housing & Urban Development
Province of Quebec                      American Medical Association
Province of Ontario                     Blue Cross Blue Shield
Province of New Brunswick               Kaiser Permanente
Province of Alberta                     Foundation Health Systems
                                        State of Washington
                                        McKesson HBOC (HIPAA)
                                        Pinnacle Health Hospitals
                                        Regence
                                        State of Georgia
                                        Medlink Technologies
                                        BJC Health System
                                        York Health System

--------------------------------------------------------------------------------

Cross Selling Opportunities in Key Verticals
--------------------------------------------------------------------------------

o    Financial Services

     -    CGI a leader in banking, insurance and credit union sectors

     -    CGI developed GIOS Web-enabled insurance solution with Allianz

     -    IMRglobal a strong player in banking, insurance, capital markets

     - Drivers include: full suite of solutions; competitive imperative of eCRM; blurring of sector boundaries/M&A; globalization; new products and service channels; time to market

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Cross Selling Opportunities in Key Verticals
--------------------------------------------------------------------------------

o    Healthcare

     -    IMRglobal's fastest growing vertical

     -    IMRglobal well positioned in the US

     -    $1.2 trillion market - 14% of GDP

     -    Projected to grow at CAGR of 16.5%

     - Key drivers: government regulation; technology modernization; pressure to reduce costs and increase quality of patient care

     -    HIPAA Compliances

     -    HUD Opportunities

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Cross Selling Opportunities in Key Verticals
--------------------------------------------------------------------------------

     o    Manufacturing-Distribution-Retail and other

          -    Competitive pressures favour outsourcing

          -    Consolidation & deregulation (for utilities)

          -    Strong supply chain management expertise

          -    Erosion of margins

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

--------------------------------------------------------------------------------
                              Highly Competitive &
                            Reliable Delivery Model
                                   ----------
                                    Full IT
                                  Outsourcing
--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Offshore IT Delivery Capabilities
--------------------------------------------------------------------------------

LOWER COST CONTRIBUTES TO MARGIN EXPANSION


o    Locations in Bangalore and Mumbai, India

o    ISO 9001 & CMM Level 4 certified quality

o    Well educated IT professionals

o    Support clients in the US, Europe

o    Virtual work day

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Leverage Critical Mass and Infrastructure
--------------------------------------------------------------------------------

FOR FULL IT OUTSOURCING

o    CGI has three modern data centres

     -    Montreal, Toronto, Regina

     -    ISO 9001 certified management framework

o    End to end IT services

o    CDN$ exchange rate a cost advantage

--------------------------------------------------------------------------------
Revenue enhancement and margin expansion

[CGI logo]                                                            [IMR logo]

Complete Set of Solutions
--------------------------------------------------------------------------------

FOR EACH VERTICAL MARKET


                                    [PHOTO]

                            o    Single window offering

                            o    Recurring revenue

                            o    Higher value-added

                            o    Higher margins

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Integration Capabilities - CGI

o Management of acquisitions/mergers and large outsourcing contracts a core competency

     -    Close to 30 acquisitions in recent years

     -    ISO 9001 methodology for integrating acquired operations

o    Preferred employer

     - Emphasis on career development; competitive performance driven remuneration

     -    Half the average turnover rate for the industry

     -    Retention important in knowledge industry

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Financial Impact

o    Neutral to slightly accretive to cash EPS, fully diluted

o Maintain strong balance sheet with increased cash position, low debt to equity ratio

o Synergies to result from cost savings and margin expansion. Additional synergy potential realized through large contracts and cross selling

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Financial Summary - CGI

--------------------------------------------------------------------------------
REVIEW
--------------------------------------------------------------------------------
                                          CGI                  IMRglobal
                        ------------------------------------ ---------------
('000 dollars)                                      CAGR
                                 2000            (1995-2000)   2000     CAGR
                        -----------------------  ----------- --------   -----
                           CDN$         US$                    US$
                        ---------     -------                -------
Revenue                 1,436,008     957,339       71.5     256,172     62%
EBITDA                    171,697     114,465       96.5%     26,592     46%
Earnings before            73,542      49,028      124.3%     17,279*    55%
  amortization
  of goodwill
Net earnings               55,666      37,111      120.9%
Working capital           164,624     109,749       80.8%     43,552     79%
D/E                        0.04:1      0.04:1        n.a.     0.14:1    n.a.
--------------------------------------------------------------------------------
                * IMRglobal's EBITDA is before one time charges

[CGI logo]                                                            [IMR logo]

Financial Outlook - CGI
--------------------------------------------------------------------------------

CGI ON STAND-ALONE BASIS

o    January 2001 guidance for fiscal 2001 (based on transactions announced YTD)

     -    Revenue of US$980 million - 1.0 billion (CDN$1.5-1.6 billion)

     -    Gradually improving profit margin

o Factoring in transactions announced since January 31: expect annualized revenue run rate in the July-September 2001 quarter to be US$1.3 billion (CDN$2 billion)

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Financial Outlook - IMRglobal
--------------------------------------------------------------------------------

IMRGLOBAL ON STAND-ALONE BASIS

o    February 2001 guidance for fiscal 2001(US $):

     -    Approx. revenue of $60 million in Q1, $70 million in Q2

     -    Pro forma cash EPS of 4-6 cents in Q1, 9-11 cents in Q2

     -    Fiscal 2001 revenue of approx $285-$325 million

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Business Strengthening - CGI
--------------------------------------------------------------------------------

o    Recent contracts

     -    CDN$1 billion+ 10-year IT partnership with Desjardins

o    Calendar 2001

     -    CDN$119 million+ 7-year outsourcing with Sun Life UK

     -    CDN$25 million 5-year with Alberta Ministry of Health

     -    10-year agreement with Interac Association

     -    Multi-million(pound)contract with Allianz for GIOS

     -    CDN$22 million contract with Nordic insurer If for GIOS

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Business Strengthening - CGI
--------------------------------------------------------------------------------

Acquisitions - Since August 2000

--------------------------------------------------------------------------------
APG
--------------------------------------------------------------------------------
C.U. Processing RSI
--------------------------------------------------------------------------------
RSI
--------------------------------------------------------------------------------
CDL
--------------------------------------------------------------------------------
Star Data Systems
--------------------------------------------------------------------------------

Equity Positions - Since August 2000

--------------------------------------------------------------------------------
AGTI
--------------------------------------------------------------------------------
CIA
--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Business Strengthening - IMRglobal
--------------------------------------------------------------------------------

o    Recent announcements (US$)

     - $15 million application maintenance project with John Hancock Financial Services

     - Delivered `impaired risk extranet' for Scor, France's leading reinsurance company

     -    $10 million contract with Arrow Electronics

     -    More than $10 million contract with AXA France

     -    $4.5 million contract with CMA-CGM

     -    $4.9 million contract with Finaref

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Growth Strategy
--------------------------------------------------------------------------------

                                    [CHART]

OUR PILLARS OF GROWTH

                                         BUSINESS UNIT        LARGE
               O              O               A                 A
               R              U               C                 C
               G              T               Q                 Q
               A              S               U                 U
               N              O               I                 I
               I              U               S                 S
               C              R               I                 I
                              C               T                 T
                              I               I                 I
                              N               O                 O
                              G               N                 N
                                              S                 S

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Transaction Highlights
--------------------------------------------------------------------------------

o    1.5974 CGI Class A Subordinate Shares for each share of IMRglobal Common
     Stock

o Equivalent to US$9.50; 44.8% premium at Feb. 16 market close; 1.7 times LTM revenue

o    Requires regulatory and IMRglobal shareholder approval (51%)

o    Unanimously approved by IMRglobal board

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Transaction Highlights
--------------------------------------------------------------------------------

o Satish Sanan, IMRglobal CEO, will vote his 27.6% interest in favor of the merger

o CGI majority shareholders Serge Godin, CEO, and Andre Imbeau, EVP & CFO, will exercise their pre-emptive rights to maintain their Class B (multiple voting) share interest

o BCE will not exercise its pre-emptive rights regarding Class A subordinate CGI shares, and will decide prior to the closing regarding its Class B (multiple voting) share interest

o    Equity interest post merger: CGI shareholders, 80.7%; IMRglobal, 19.3%.

o    Voting interest post merger: CGI, 90.7%; IMRglobal, 9.3%.

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Outlook
--------------------------------------------------------------------------------

o Critical mass to become a significant player in large IT outsourcing market in the US

o    Global reach and cross selling opportunities

o Increased vertical market expertise, notably in financial services and healthcare in US

o    High quality, low cost remote delivery model

--------------------------------------------------------------------------------
Increased Revenue and Margin Potential

[CGI logo]                                                            [IMR logo]

Investor Information
--------------------------------------------------------------------------------

Investors are urged to read the relevant documents that will be filed with the US Securities & Exchange Commission (SEC) by CGI Group Inc. and IMRglobal, Corp. in connection with the merger because they will contain important information, including the identities of the participants in any solicitation of proxies or consents from IMRglobal, Corp. shareholders and a description of such participants' interests in any such solicitation. You will be able to obtain a free copy of the documents filed with the SEC by CGI Group Inc. and IMRglobal, Corp. at the SEC's website, www.sec.gov. CGI Group and IMRglobal, Corp., investors will also be able to obtain a free copy of the relevant documents by contacting:

--------------------------------------------------------------------------------
                     CGI                           IMRglobal
--------------------------------------------------------------------------------
Investor Enquiries        Media Enquiries          Investor Relations Department
Ronald White              Eileen Murphy            (727) 467-8163
Director, investor        Director, media
relations                 relations
(514) 841-3230            (514) 841-3430

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]

Proxy Statement Information
--------------------------------------------------------------------------------

In connection with the proposed merger, IMRglobal will be filing a proxy statement with the SEC. SECURITY HOLDERS OF IMRGLOBAL AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the proxy statement when it becomes available and other documents filed by IMRglobal and furnished by CGI with the SEC in connection with the merger at the SEC's website at www.sec.gov. Shareholders of IMRglobal and investors may also obtain for free a copy of the proxy statement and other documents filed with the SEC by IMRglobal in connection with the proposed merger by contacting the IMRglobal investor relations department at (727) 467-8163. Shareholders of IMRglobal and investors may also obtain for free documents furnished to the SEC by CGI in connection with the merger by contacting the CGI investor relations department at (514) 841-3230.

[CGI logo]                                                            [IMR logo]

Information Concerning Participants
--------------------------------------------------------------------------------

IMRglobal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from security holders of IMRglobal in favor of the merger. The directors and executive officers of IMRglobal include the following: Satish K. Sanan; Jeffery S. Slowgrove; Vicent Addonisio; Philip Shipperlee; Charles C. Luthin; and Michael Dean. IF YOU ARE INTERESTED IN OBTAINING INFORMATION ON THE BENEFICIAL INTERESTS OF IMRGLOBAL'S DIRECTORS AND EXECUTIVE OFFICERS IN IMRGLOBAL COMMON STOCK, WE ENCOURAGE YOU TO OBTAIN, FREE OF CHARGE, THE PROXY STATEMENT FOR IMRGLOBAL'S 2000 ANNUAL MEETING OF SHAREHOLDERS FILED WITH THE SEC ON APRIL 27, 2000. This document is available on the Internet at the SEC's website at www.sec.gov or from IMRglobal by contacting the IMRglobal investor relations department at (727) 467-8163.

--------------------------------------------------------------------------------

[CGI logo]                                                            [IMR logo]